==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JUNE 30, 1995

                           THE HILLHAVEN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEVADA                         1-10426                      91-1459952

        (STATE OR OTHER                  (COMMISSION                 (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)          FILE NUMBER)                IDENTIFICATION NO.)

           1148 BROADWAY PLAZA, TACOMA, WASHINGTON 98402         (206) 572-4901
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (206) 572-4901


==============================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)(1) The audited supplemental consolidated financial statements of The Hillhaven Corporation and Nationwide Care, Inc. for the three years ended May 31, 1995 are attached as Exhibit 99.01 hereto and incorporated herein by this reference.

     (2) Unaudited supplemental consolidated quarterly statements of income of The Hillhaven Corporation and Nationwide Care, Inc. for the year ended May 31, 1995 are attached as Exhibit 99.02 hereto and incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE HILLHAVEN CORPORATION



                                          By:
                                             ----------------------------------
                                                     Richard P. Adcock
                                                   Senior Vice President,
                                               Secretary and General Counsel

Dated: August 29, 1995

                                 EXHIBIT INDEX

EXHIBIT
- -------
 99.01      Supplemental consolidated balance sheets of The Hillhaven Corporation and subsidiaries as of May 31, 1995 and 1994, and supplemental consolidated statements of income, cash flows and stockholders' equity for the three years ended May 31,
            1995, 1994 and 1993, with Independent Auditors' Report thereon.
 99.02      Supplemental unaudited consolidated quarterly statements of income of The Hillhaven
            Corporation and subsidiaries for the year ended May 31, 1995.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders of The Hillhaven Corporation:

     We have audited the supplemental consolidated balance sheets of The Hillhaven Corporation and subsidiaries (Hillhaven) as of May 31, 1995 and 1994 and the related supplemental consolidated statements of income, cash flows and stockholders' equity for each of the years in the three-year period ended May 31, 1995. These supplemental consolidated financial statements are the responsibility of the management of Hillhaven. Our responsibility is to express an opinion on these supplemental consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the aforementioned supplemental consolidated financial statements present fairly, in all material respects, the financial position of The Hillhaven Corporation and subsidiaries as of May 31, 1995 and 1994 and the results of their operations and their cash flows for each of the years in the three-year period ended May 31, 1995 in conformity with generally accepted accounting principles applied on a consistent basis applicable after financial statements are issued for a period which includes the date of consummation of the business combination.

     The supplemental consolidated financial statements give retroactive effect to the merger of Hillhaven and Nationwide Care, Inc. and Affiliated Entities on June 30, 1995, which has been accounted for as a pooling of interests as described in notes 1 and 2 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. These financial statements do not extend through the date of consummation, however, they will become the historical consolidated financial statements of Hillhaven after financial statements covering the date of consummation of the business combination are issued.

     As discussed in Note 7 to the consolidated financial statements, effective June 1, 1992 Hillhaven changed its method of providing income taxes by adopting Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes".

KPMG PEAT MARWICK LLP

Seattle, Washington
July 14, 1995